Equity accounted investments	12 Months Ended
Dec. 31, 2021
Equity accounted investments [Abstract]
Disclosure of equity accounted investments [text block]
13 Equity accounted investments
(in USD million) 2021 2020
Net investments at 1 January 2,270 1,487
Net income/(loss) from equity accounted investments 259 53
Acquisitions and increase in capital 475 995
Dividend and other distributions (230) (141)
Other comprehensive income/(loss) (58) 21
Divestments, derecognition and decrease in paid in

capital
(31) (147)
Net investments at 31 December 2,686 2,270
Included in equity accounted investments 2,686 2,262
Other long-term receivable in equity accounted investments 0 8
For the equity accounted investments, voting rights corresponds to ownership.
Equity accounted investments consist of several investments, none above USD 0.75 billion. None of the investments are significant on
an individual basis.